UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2023

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-55740	82-1873116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 CHESTNUT STREET EAST, STE. 100

STILLWATER, MN 55082-5524

(833) 991-0800

 (Address, including zip code, and new telephone number, including area code,

of registrant's principal executive offices)

c/o INCORPORATING SERVICES, LTD.

3500 SOUTH DUPONT HWY.

DOVER, DE 19901, USA

Tel. 800-346-4646

(Name, address, including zip code, and telephone number,

Including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	XESP	NONE

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

Form 8-K

Current Report

Special Note Regarding Forward-Looking Statements

This current report contains forward-looking statements made by Electronic Servitor Publication Network, Inc (the “Company”). These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements are identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would,” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect the Company’s current views respecting future events and are based on assumptions and subject to risks and uncertainties.

Also, forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. You should read this report and the documents that the Company references and files as exhibits to this report in their entirety and with the understanding that actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available or other events occur in the future.

Item 1.01. Entry into a Material Definitive Agreement.

On December 22, 2023, the Company entered into the following transactions:

1)	An Asset Purchase Agreement (the “Asset Purchase Agreement”) with Phitech Management, LLC, a limited liability company organized under the laws of Minnesota (“Phitech”); and
2)	An Agreement and Plan of Merger (the “Merger Agreement”) with Pointward Inc., a corporation organized under the laws of Delaware (“Pointward”).

A brief description of such transactions is provided in response to Item 2.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The transactions disclosed in response to Item 1.01 include: (i) the purchase of assets of Phitech by the Company; and (ii) the Company’s merger with Pointward, whereby the Company shall be the surviving corporation.

Asset Purchase Agreement

Pursuant to the terms of the Asset Purchase Agreement dated December 22, 2023, the Company has agreed to pay an aggregate purchase price of Two Million Five Hundred Thousand Dollars ($2,500,000), plus the assumption of the assumed liabilities as defined in such Asset Purchase Agreement, for Phitech’s assets, including its proprietary technology; and, upon consummation of the transaction, the Company shall cancel Ten Million (10,000,000) shares of the Company’s common stock held by Phitech, representing 100% of Phitech’s ownership of the Company, and such shares shall be returned to the Company’s treasury.

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Agreement and Plan of Merger

Following consummation of the Asset Purchase Agreement on December 22, 2023, the Company entered into a Merger Agreement with Pointward. Pursuant to the terms of the Merger Agreement, the Company shall be the surviving corporation and all of the outstanding capital stock of Pointward were converted into shares of the Company’s common stock. Accordingly, the Company issued 39,252,000 shares of the Company’s common stock to the former holders of Pointward and the former stockholders of Pointward (not including any ownership of the Company’s capital stock held by such persons prior to the Merger) hold approximately 72% of the outstanding shares of the Company’s capital stock.

As former stockholders of Pointward, Peter Hager, Eric Swann, Greg Shockey, and Thomas Spruce received shares of the Company’s capital stock. Peter Hager is the Company’s Chief Executive Officer. Eric Swann and Greg Shockey are consultants of the Company. Thomas Spruce is the Company’s Chief Operations Officer and director.

Proprietary Technology

Peter Hager, our Chief Executive Officer, controls both Phitech and Pointward. The Company hired Mr. Hager with the intent of acquiring certain proprietary technology held by Pointward and Phitech. The Company acquired such proprietary technology pursuant to the terms of the Merger Agreement and Asset Purchase Agreement.

Pointward owns intellectual property proprietary to enhance digital user engagement and experience management. Phitech owns proprietary technology including the Digital Engagement Engine and other programs and processes that automate and provide dynamic digital engagement and activation experiences. Phitech utilizes its microservices architecture and workflow sequencing, to enhance content publication, content distribution, and user interaction management.

Item 7.01. Regulation FD Disclosure.

On December 27, 2023 and December 28, 2023, the Company issued press releases announcing the transactions disclosed in response to Item 1.01 and Item 2.01.

Item 8.01. Other Events.

On December 28, 2023, the Company moved its offices and operations to 107 Chestnut Street East, Suite 100, Stillwater, MN 55082-5524.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission).

Exhibit No.	Description
2.1	Asset Purchase Agreement by and between Electronic Servitor Publication Network, Inc. and Phitech Management, LLC, dated December 22, 2023.
2.2	Agreement and Plan of Merger by and between Electronic Servitor Publication Network, Inc. and Pointward Inc., dated December 22, 2023.
23.1	Consent of Independent Registered Accounting Firm
99.1	Audited Financial Statements of Pointward Inc. for the years ended December 31, 2022 and 2021.
99.2	Press Release issued by Electronic Servitor Publication Network, Inc. dated December 27, 2023.
99.3	Press Release issued by Electronic Servitor Publication Network, Inc. dated December 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.
Date: January 2, 2024	By:	/s/ Thomas Spruce
Thomas Spruce
Chief Operations Officer

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